72524 5/01
Prospectus Supplement
dated May 14, 2001 to:
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Putnam Capital Appreciation Fund (the "fund")
Prospectus dated September 30, 2000

1. Effective immediately, the Trustees have voted to restore the 12b-1 fees payable to Putnam Investment Management, LLC for the class B shares from 0.95% to 1.00%. As a result, the sections entitled "Fees and Expenses - Annual Fund Operating Expenses" and "Example" on pages 4 and 5, and the first paragraph of the section entitled "Distribution Plans" on page 11 are replaced with the following:

Annual fund operating expenses
(expenses that are deducted from fund assets)

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                                                                Total Annual
             Management      Distribution         Other        Fund Operating
               Fees          (12b-1) Fees        Expenses         Expenses
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Class A       0.52%             0.25%             0.19%             0.96%
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Class B       0.52%             1.00%             0.19%             1.71%
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Class C       0.52%             1.00%             0.19%             1.71%
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Class M       0.52%             0.75%             0.19%             1.46%
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The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The 12b-1 fees for class B shares have been restated to reflect the maximum amount currently payable under the class B distribution plan.

Example

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

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                             1 year      3 years     5 years     10 years
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Class A                       $667        $863       $1,075       $1,685
Class B                       $674        $839       $1,128       $1,821
Class B (no redemption)       $174        $539       $  928       $1,821
Class C                       $274        $539       $  928       $2,019
Class C (no redemption)       $174        $539       $  928       $2,019
Class M                       $493        $796       $1,120       $2,035
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* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

2. In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at east the last five years are also shown.

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Manager                     Since     Experience
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Thomas R. Haslett           1998      1996 - Present        Putnam Management
Managing Director                     Prior to Dec. 1996    Montgomery Asset
                                                            Management Ltd.
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Joseph P. Joseph            1999      1994 - Present        Putnam Management
Managing Director
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Michael K. Arends           1999      1997 - Present        Putnam Management
Senior Vice President                 Prior to Nov. 1997    Phoenix Duff &
                                                            Phelps.
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Michael P. Stack            2001      1997 - Present        Putnam Management
Senior Vice President                 Prior to Nov. 1997    Independence
                                                            Investment
                                                            Associates, Inc.
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